Exhibit 99.1

Palomar Holdings, Inc. Announces Proposed Public Offering of Common Stock

La Jolla, CA, June 23, 2020 – Palomar Holdings, Inc. (NASDAQ:PLMR) (“Palomar” or “Company”), today announced the underwritten public offering of 1,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to market and other conditions. All of the shares in the offering are to be sold by Palomar. Palomar intends to grant the underwriters a 30-day option to purchase up to 150,000 additional shares of common stock at the public offering price, less the underwriting discounts and commissions.

The Company intends to use the net proceeds that it will receive from the offering for general corporate purposes, including to make contributions to the capital of Palomar Excess and Surplus Insurance Company and to fund future growth.

Barclays Capital Inc., J.P. Morgan and Keefe, Bruyette & Woods, Inc. will act as joint lead book-running managers for the offering.

The shares of common stock described above are being offered by Palomar pursuant to its shelf registration statement on Form S-3 that became automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on June 23, 2020. The offering may be made only by means of a prospectus supplement and accompanying prospectus, copies of which may be obtained by contacting Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (888) 603-5847 or email: Barclaysprospectus@broadridge.com, J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 866-803-9204 or by email at prospectus-eq_fi@jpmchase.com; or Keefe, Bruyette & Woods, Inc., 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, or by calling (800) 966-1559, or by emailing kbwsyndicatedesk@kbw.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Palomar Holdings, Inc.

Palomar Holdings, Inc. is the ultimate parent and insurance holding company of its operating subsidiaries, Palomar Specialty Insurance Company, Palomar Specialty Reinsurance Company Bermuda Ltd., Palomar Insurance Agency, Inc. and Palomar Excess and Surplus Insurance Company. Palomar is an innovative insurer that focuses on the provision of specialty property insurance for residential and commercial clients. Palomar’s underwriting and analytical acumen allow it to concentrate on certain markets that it believes are underserved by other insurance companies, such as the markets for earthquake, wind and flood insurance. Based in La Jolla, California, the company is an admitted carrier in 29 states. Palomar Specialty Insurance Company has an A.M. Best financial strength rating of “A-” (Excellent).

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements, including statements regarding the offering. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of several factors including market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities, and other factors discussed in greater detail in the Company's filings with the SEC. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.

Investor Relations

1-619-771-1743

investors@palomarspecialty.com

Source: Palomar Holdings, Inc.